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                                                                    EXHIBIT 3.32


[Canadian Flag]

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
Corporations Act                          societes par actions]

FORM 11                                   [FORMULE 11]
ARTICLES OF CONTINUANCE                   [CLAUSES DE PROROGATION]
(SECTION 187)                             [(ARTICLE 187)]

1- Name of corporation                    [Denomination de la societe]

SOUTHAM PUBLICATIONS INC.

2- The place in Canada where the registered office is to be situated [Lieu au Canada ou doit etre situe le siege social]

City of Winnipeg, Province of Manitoba

3- The classes and any maximum number of shares that the corporation is authorized to issue
[Categories et tout nombre maximal d'actions que la societe est autorisee a emettre]

An unlimited number of common shares

4- Restrictions, if any on share tranfers
[Restrictions sur le transfert des actions, s'il y a lieu]

The shares of the Corporation shall not be transferred with the approval of the board of directors of the Corporation to be evidenced by a resolution of the board.

5- Number (or minimum and maximum number) of directors
[Nombre (ou nombre minimal el maximal) d'administrateurs]

Such number not less than one (1) nor more than ten (10) as the board of directors may from time to time determine.

6- Restrictions, if any, on business the corporation may carry on [Limites imposees a l'active commerciale de la societe, s'il y a lieu]

None

7- (1) If change of name effected, previous name
[(1) S'il y a changement de denomination, denomination anterieure]

N/A

(2) Details of incorporation
[(2) Details de la constitution]

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November 16, 2000 - Certificate of Amalgamation issued to Southam Publications
ULC under the Companies Act (Nova Scotia).

November 17, 2000 - Special resolution of the shareholder amending the Articles of the Corporation to convert into a limited liability company and to change its name to Southam Publications Inc.

8- Other provisions, if any
[Autres dispositions, s'il y a lieu]

The annexed Schedule I is incorporated in this Form.

Date

November 22, 2000

Signature

/s/ Pamela A. Harrod

Title - [Titre]

Assistant Secretary

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Corporation No. - [N(degree) de la societe]

583742-4

Filed - [Deposee]

NOV _____ 2000

IC 3247 (01-95) (cca 1391)

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[Canadian Flag]

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
Corporations Act                          societes par actions]

FORM 4                                    [FORMULE 4]
ARTICLES OF AMENDMENT                     [CLAUSES MODIFICATRICES]
(SECTION 27 OR 177)                       [(ARTICLES 27 OU 177)]

1- Name of corporation                    [Denomination de la societe]

SOUTHAM PUBLICATIONS INC.

2- Corporation No.-
[N(degree) de la societe]

383742-4

3- The articles of the above-named corporation are amended as follows:
[Les statuts de le societe mentionnee ci-dessus sont modifies de la facon suivante:]

to change the name of the Corporation to:

SOUTHAM PUBLICATIONS INC.
PUBLICATIONS SOUTHAM INC.

Date

January 22, 2001

Signature

/s/ Pamela A. Harrod

Title - [Titre]

Pamela A. Harrod, Asst. Secretary

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Filed - [Deposee]

JAN 26 2001

IC 3069 (2/96)

[Canadian Flag]

Canada

                                       3

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[Canadian Flag]

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
Corporations Act                          societes par actions]

FORM 4                                    [FORMULE 4]
ARTICLES OF AMENDMENT                     [CLAUSES MODIFICATRICES]
(SECTION 27 OR 177)                       [(ARTICLES 27 OU 177)]

1- Name of corporation                    [Denomination sociale de la societe]

SOUTHAM PUBLICATIONS INC.

2- Corporation No.-
[N(degree) de la societe]

3837424

3- The articles of the above-named corporation are amended as follows:
[Les statuts de le societe mentionnee ci-dessus sont modifies de la facon suivante:]

to remove from paragraph 4:

"The shares of the Corporation shall not be transferred with the approval of the board of directors of the Corporation to be evidenced by a resolution of the board."

and to substitute the following:

"The shares of the Corporation shall not be transferred without the approval of the board of directors of the Corporation to be evidenced by a resolution of the board."

Date

October 3, 2002

Signature

/s/ Pamela A. Harrod

4- Capacity of - [En qualite de]

Assistant Secretary

FOR DEPARTMENTAL USE ONLY - [A l'usage du ministere seulement]

Filed - [Deposee]

[Oct.] 17 2002

                                       4

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Printed Name - [Nom en lettres moulees]

Pamela A. Harrod

Canada

[Canadian Flag]

IC 3069 (2001/11)

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No. 949/ P. 3

Nov. 6, 2002 8:15 a.m. Industry Canada +204-856-2025 T-605 P.004/014 F-442

__________________ From Canwest Global

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
Corporations Act                          societes par actions]

FORM 4                                    [FORMULE 4]
ARTICLES OF AMENDMENT                     [CLAUSES MODIFICATRICES]
(SECTION 27 OR 177)                       [(ARTICLES 27 OU 177)]

1- Name of corporation                    [Denomination de la societe]

Southam Publications Inc.
Publications Southam Inc.,

2- Corporation No.
[N(degree) de la societe]

383742-4

3- The articles of the above-named corporation are amended as follows:
[Les statuts de le societe mentionnee ci-dessus sont modifies de la facon suivante:]

Paragraph 1 of the articles is amended to change the name of the Corporation to:

CANWEST PUBLICATIONS INC.
PUBLICATIONS CANWEST INC.

Date

October 30, 2002

Signature

/s/ Pamela A. Harrod

Title - [Titre]

Assistant Secretary

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Filed - [Deposee]

NOV 06 2002

                                       6

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[Canadian Flag]

Canada

IC 3069 (2/96)

                                       7